U.S. Bancorp 2Q16 Earnings Conference Call Richard K. Davis Chairman and CEO July 15, 2016 Kathy Rogers Vice Chairman and CFO Exhibit 99.2

U.S. BANCORP  |
Forward-looking Statements
and Additional Information
The following information appears in accordance with the Private Securities Litigation Reform Act of 1995:
This presentation contains forward-looking statements about U.S. Bancorp.  Statements that are not historical or current facts, including statements about beliefs and expectations, are forward-looking statements and are based on the information available to, and assumptions and estimates made by, management as of the date hereof.  These forward-looking statements cover, among other things, anticipated future revenue and expenses and the future plans and prospects of U.S. Bancorp.  Forward-looking statements involve inherent risks and uncertainties, and important factors could cause actual results to differ materially from those anticipated.  A reversal or slowing of the current economic recovery or another severe contraction could adversely affect U.S. Bancorp’s revenues and the values of its assets and liabilities.
Global
financial
markets
could
experience
a
recurrence
of
significant
turbulence,
which
could
reduce
the
availability
of
funding
to
certain
financial
institutions
and
lead
to
a
tightening
of
credit,
a
reduction
of
business
activity,
and
increased
market
volatility.
Stress
in
the
commercial
real estate markets, as well as a downturn in the residential real estate markets, could cause credit losses and deterioration in asset values.  In addition, U.S. Bancorp’s business and financial performance is likely to be negatively impacted by recently enacted and future legislation and regulation.  U.S. Bancorp’s results could also be adversely affected by deterioration in general business and economic conditions; changes in interest rates; deterioration in the credit quality of its loan portfolios or in the value of the collateral securing those loans; deterioration in the value of securities held in its investment securities portfolio; legal and regulatory developments; litigation; increased competition from both banks and non-banks; changes in customer behavior and preferences; breaches in data security; effects of mergers and acquisitions and related integration; effects of critical accounting policies and judgments; and management’s ability to effectively manage credit risk, market risk, operational risk, compliance risk, strategic risk, interest rate risk, liquidity risk and reputational risk.
For discussion of these and other risks that may cause actual results to differ from expectations, refer to U.S. Bancorp’s Annual Report on
Form 10-K for the year ended December 31, 2015, on file with the Securities and Exchange Commission, including the sections entitled “Risk
Factors” and “Corporate Risk Profile” contained in Exhibit 13, and all subsequent filings with the Securities and Exchange Commission under
Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934. However, factors other than these also could adversely affect U.S.
Bancorp’s results, and the reader should not consider these factors to be a complete set of all potential risks or uncertainties.  Forward-looking statements speak only as of the date hereof, and U.S. Bancorp undertakes no obligation to update them in light of new information or future events.
This
presentation
includes
non-GAAP
financial
measures
to
describe
U.S.
Bancorp’s
performance.
The
calculations
of
these
measures
are
provided
within
or
in
the
appendix
of
the
presentation.
These
disclosures
should
not
be
viewed
as
a
substitute
for
operating
results
determined
in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

2Q16 Highlights
•
Record net income of $1.5 billion; $0.83 per diluted common share
–
Notable items related to equity investments, legal and regulatory matters and charitable contributions combined to increase diluted EPS by $0.01
•
Record revenue, net income and diluted earnings per share on both a reported as well as a core basis
•
Average loans grew 1.6% vs. 1Q16 and 8.1% vs. 2Q15
–
Loan growth of 6.5% vs. 2Q15 excluding student loans* and the credit card portfolio acquisition at the end of 4Q15
•
Average deposits grew 3.9% vs. 1Q16 and 7.6% vs. 2Q15
•
Payments-related fee revenue grew 8.8% vs. 1Q16 and 4.9% vs. 2Q15 driven by an increase in credit and debit card revenue including the impact of recent portfolio acquisitions
•
Commercial products fee growth of 20.8% vs. 1Q16 and 11.2% vs. 2Q15
•
Nonperforming assets decreased 2.7% linked quarter
•
Returned 77% of earnings to shareholders through dividends and share buybacks
* Student loans were carried in held for sale in the second quarter of 2015.

U.S. BANCORP  |

Notable Items
$ in millions
2Q16
1Q16
2Q15
Revenue Items
Visa Europe gain
180
$
-
$
-
$
Expense Items
Foundation contribution
40

-

-

Legal and regulatory matters accrual
110

-

-

Net pretax effect - gain / (loss)
30
$
-
$
-
$
After tax gain / (loss)
22
$
-
$
-
$
Net income to common
22
$
-
$
-
$
Diluted EPS
0.01
$
-
$
-
$

U.S. BANCORP  |

Performance Ratios
Return on Average Common Equity
and Return on Average Assets
Efficiency Ratio and
Net Interest Margin
Return on Avg Common Equity
Return on Avg Assets
Efficiency Ratio
Net Interest Margin
Excludes notable items
Efficiency ratio computed as noninterest expense divided by the sum of net interest income on a taxable-equivalent basis and noninterest income excluding net securities gains (losses)
14.3%
14.1%
13.7%
13.0%
13.8%
1.46%
1.44%
1.41%
1.32%
1.43%
1.0%
1.5%
2.0%
2.5%
3.0%
8%
11%
14%
17%
20%
2Q15
3Q15
4Q15
1Q16
2Q16
53.2%
53.9%
53.9%
54.6%
54.9%
54.0
%
3.03%
3.04%
3.06%
3.06%
3.02%
1.6%
2.2%
2.8%
3.4%
4.0%
48%
52%
56%
60%
64%
2Q15
3Q15
4Q15
1Q16
2Q16

U.S. BANCORP  |

Revenue Growth
* Notable item:  2Q16 Visa Europe sale gain $180 million
Taxable-equivalent basis
Year-Over-Year Change
(2.8%)
3.1%
0.8%
2.7%
8.1%
$ in millions
4.5%
excluding 2Q16
notable item*
$5,042
$5,147
$5,211
$5,037
$5,448
$180
4,000
4,500
5,000
5,500
6,000
2Q15
3Q15
4Q15
1Q16
2Q16

U.S. BANCORP  |

Loan and Deposit Growth
Year-Over-Year Growth
Average Balances
200
230
260
290
320
2Q15
3Q15
4Q15
1Q16
2Q16
Loans
Deposits
6.5% *
4.2%
$256.7
5.8%
$262.3
8.1%
$266.6
2.5%
$246.6
2.7%
$250.5
6.9%
$294.5
6.3%
$295.9
7.6%
$307.4
8.9%
$285.7
6.9%
$289.7
$ in billions
3.8% *
4.0% *
* Adjusted for credit card portfolio acquisition and student loan classification
5.2% *

U.S. BANCORP  |

U.S. BANCORP  |
Credit Quality
Net Charge-offs
Nonperforming Assets
Net Charge-offs (Left Scale)
NCOs to Avg Loans (Right Scale)
Nonperforming Assets (Left Scale)
NPAs to Loans plus ORE (Right Scale)
$ in millions

U.S. BANCORP  |
Energy Credit
Loans by Segment
$ in millions, ending balances
2Q16
1Q16
2Q15
2Q16
1Q16
2Q15
Loans
$3,024
$3,417
$3,255
(12%)
(7%)
$265,497
$261,105
$245,384
2%
8%
Commitments
$11,329
$11,931
$12,459
(5%)
(9%)
$552,312
$544,426
$505,151
1%
9%
Nonperforming Assets
$222
$276
$1
(20%)
NM
$1,450
$1,443
$1,575
-
(8%)
     NPAs/Loans +OREO %
7.34%
8.08%
0.03%
0.55%
0.55%
0.64%
%Change
vs. 2Q15
Energy
%Change
vs. 1Q16
%Change
vs. 2Q15
All Other
%Change
vs. 1Q16
Energy
2Q16
1Q16
2Q15
Reserves
$265
$310
$88
(15%)
201%
     Reserves to Loans %
8.8%
9.1%
2.7%
Criticized Commitments
3,658
4,167
1,409
(12%)
160%
     Total Criticized/Commitments
32%
35%
11%
Investment Grade %
Total Loans
19%
Total Commitments
45%
Unfunded Commitments
54%
%Change
vs. 1Q16
%Change
vs. 2Q15

U.S. BANCORP  |
Earnings Summary
Taxable-equivalent basis
$ and shares in millions, except per-share data
Notable
Items
2Q16
1Q16
2Q15
vs 1Q16
vs 2Q15
2Q16
vs 1Q16
vs 2Q15
Net Interest Income
2,896
$
2,888
$
2,770
$
0.3
4.5
-
$
0.3
4.5
Noninterest Income
2,552
2,149
2,272
18.8
12.3
180
10.4
4.4
Net Revenue
5,448
5,037
5,042
8.2
8.1
180
4.6
4.5
Noninterest Expense
2,992
2,749
2,682
(8.8)
(11.6)
150
(3.4)
(6.0)
Operating Income
2,456
2,288
2,360
7.3
4.1
30
6.0
2.8
Net Charge-offs
317
315
296
(0.6)
(7.1)
-
(0.6)
(7.1)
Excess Provision
10
15
(15)
33.3
NM
-
33.3
NM
Income before Taxes
2,129
1,958
2,079
8.7
2.4
30
7.2
1.0
Applicable Income Taxes
593
557
582
(6.5)
(1.9)
8
(5.0)
(0.5)
Noncontrolling Interests
(14)
(15)
(14)
6.7
-
-
6.7
-
Net Income
1,522
1,386
1,483
9.8
2.6
22
8.2
1.1
Preferred Dividends/Other
87
57
66
(52.6)
(31.8)
-
(52.6)
(31.8)
NI to Common
1,435
$
1,329
$
1,417
$
8.0
1.3
22
$
6.3
(0.3)
Diluted EPS
0.83
$
0.76
$
0.80
$
9.2
3.8
$0.01
7.9
2.5
Average Diluted Shares
1,731
1,743
1,779
0.7
2.7
% B/(W)
Reported
Excl Notable Items
% B/(W)

U.S. BANCORP  |
Net Interest Income
Net Interest Income
Key Points
vs. 2Q15
•
Average earning assets grew $18.9 billion, or 5.2%
•
Net interest margin lower 1 bp
(3.02% vs. 3.03%)
–
Due to lower average rates on new securities purchases and
lower reinvestment rates on maturing securities, partially
offset by higher rates on new loans
vs. 1Q16
•
Average earning assets grew $7.2 billion, or 1.9%
•
Net interest margin lower 4 bps (3.02% vs. 3.06%)
–
Primarily reflected the loan portfolio mix as well as lower
average rates on new securities purchases and lower
reinvestment rates on maturing securities
Year-Over-Year Change
0.9%
2.7%
2.6%
4.9%
4.5%
$ in millions
Taxable-equivalent basis

U.S. BANCORP  |
Noninterest Income
Noninterest Income
Key Points
vs. 2Q15
•
Noninterest income increased $280 million, or 12.3% (4.4%
excluding the Visa Europe sale)
–
Higher credit and debit card revenue (11.3% increase) due to higher transaction volumes including acquired portfolios
–
Higher trust and investment management fees (7.2% increase)
reflecting lower money market fee waivers
–
Higher commercial products revenue (11.2% increase) driven by higher bond underwriting fees, foreign currency customer activity and other capital markets activity as a result of market volatility
–
Higher other income due to the impact of the Visa Europe sale gain
vs. 1Q16
•
Noninterest income increased $403 million, or 18.8% (10.4%
excluding the Visa Europe sale)
–
Higher credit and debit card revenue (11.3% increase) primarily due to seasonally higher transaction volumes
–
Higher merchant processing revenue (8.0% increase) due to
seasonally higher transaction volumes
–
Higher mortgage banking revenue (27.3% increase) mainly due to seasonally higher production volumes
–
Higher trust and investment fees (5.6% increase) due to account growth, improved market conditions and lower money market fee waivers
–
Higher commercial products revenue (20.8% increase) due to
higher bond underwriting fees and capital markets volume
–
Higher other income primarily due to the Visa Europe sale gain
Year-Over-Year Change
(7.0%)
3.7%
(1.3%)
(0.2%)
12.3%
$2,552
$2,272
$2,326
$2,340
$2,149
All Other
Mortgage
Service Charges
Trust and Inv Mgmt
Payments
* Adjusted for notable item: 2Q16 Visa Europe sale gain $180 million
Payments = credit and debit card, corporate payment products and merchant processing
Service charges = deposit service charges, treasury management and ATM processing
$ in millions
4.4%
adjusted*

U.S. BANCORP  |
Noninterest Expense
Noninterest Expense
Key Points
vs. 2Q15
•
Noninterest expense increased $310 million, or 11.6%
(6.0% increase excluding notable expense items)
–
Higher compensation (6.8% increase) reflecting the impact of merit increases and higher variable compensation
–
Higher professional services expense (14.2% increase) primarily due to compliance-related matters
–
Higher marketing and business development expense (excluding the notable charitable contribution) reflecting brand advertising
–
Lower employee benefits expense mainly due to lower pension costs
vs. 1Q16
•
Noninterest expense increased $243 million, or 8.8%
(3.4% increase excluding the notable expense items)
–
Higher professional services expense (23.5% increase) principally due to higher costs related to compliance-related matters
–
Higher marketing and business development expense (excluding the notable charitable contribution) reflecting brand advertising
–
Higher compensation expense (2.2% increase) due to merit
increases and higher variable compensation
–
Lower employee benefits expense (7.3% decrease) driven by
seasonally lower payroll tax expense
Year-Over-Year Change
(2.6%)
6.2%
0.2%
3.2%
11.6%
$2,992
$2,682
$2,775
$2,809
$2,749
All Other
Tech and Communications
Prof Svcs, Marketing and PPS
Occupancy and Equipment
Compensation and Benefits
Notable items: 2Q16 related to accruals for legal and regulatory matters $110 million and charitable contribution $40 million
$ in millions

U.S. BANCORP  |
Capital Position
* RWA = risk-weighted assets
$ in billions
2Q16
1Q16
4Q15
3Q15
2Q15
Total U.S. Bancorp shareholders' equity
47.4
$
46.7
$
46.1
$
45.1
$
44.5
$
Standardized Approach
Basel III transitional standardized approach
Common equity tier 1 capital ratio
9.5%
9.5%
9.6%
9.6%
9.5%
Tier 1 capital ratio
11.1%
11.1%
11.3%
11.1%
11.0%
Total risk-based capital ratio
13.4%
13.1%
13.3%
13.1%
13.1%
Leverage ratio
9.3%
9.3%
9.5%
9.3%
9.2%
Common equity tier 1 capital to RWA* estimated for the
Basel III fully implemented standardized approach
9.3%
9.2%
9.1%
9.2%
9.2%
Advanced Approaches
Common equity tier 1 capital to RWA for the Basel III
transitional advanced approaches
12.3%
12.3%
12.5%
13.0%
12.9%
Common equity tier 1 capital to RWA estimated for the
Basel III fully implemented advanced approaches
12.0%
11.9%
11.9%
12.4%
12.4%
Tangible common equity ratio
7.6%
7.7%
7.6%
7.7%
7.5%
Tangible common equity as a % of RWA
9.3%
9.3%
9.2%
9.3%
9.2%

15 U.S. BANCORP | Appendix

U.S. BANCORP  |
Average Loans
Average Loans
Key Points
vs. 2Q15
•
Average total loans increased by $20.0 billion,
or 8.1% (6.5% growth excluding the student
loans and the Fidelity portfolio acquisition at
end of 4Q15)
•
Average total commercial loans increased
$8.9 billion, or 10.7%
•
Average residential mortgage loans increased
$4.4 billion or 8.6%
vs. 1Q16
•
Average total loans increased by $4.3 billion, or
1.6%
•
Average total commercial loans increased
$2.3 billion, or 2.6%
•
Average residential mortgage loans increased
$1.3 billion or 2.4%
Year-Over-Year Growth
2.5%
2.7%
4.2%
5.8%
8.1%
Covered
Commercial
CRE
Res Mtg
Retail
Credit Card
$266.6
$246.6
$250.5
$256.7
$262.3
4.0%*
$ in billions
3.8%*
5.2%*
* Excluding student loans, which were transferred to held for sale at the end of 1Q15 and returned to held for investment during 3Q15 and the acquisition of the Fidelity credit card portfolio at the end of 4Q15

U.S. BANCORP  |
Average Deposits
Average Deposits
Key Points
vs. 2Q15
•
Average total deposits increased by
$21.6 billion, or 7.6%
•
Average low-cost deposits (NIB, interest
checking, money market and savings)
increased by $23.7 billion, or 9.5%
vs. 1Q16
•
Average total deposits increased by
$11.5 billion, or 3.9%
•
Average low-cost deposits increased by
$11.0 billion, or 4.2%
Year-Over-Year Growth
8.9%
6.9%
6.9%
6.3%
7.6%
Time
Money Market
Checking and Savings
Noninterest-bearing
$285.7
$289.7
$294.5
$295.9
$307.4
$ in billions

U.S. BANCORP  |
Credit Quality –
Commercial Loans
Average Loans and Net Charge-offs Ratios
Key Statistics
Key Points
•
Average linked quarter loan growth of 2.6% and year-over-year loan growth of 10.7% demonstrates continued
momentum with customers
•
Net charge-offs increased year-over-year but remained flat linked quarter and at historically low levels
•
Nonperforming loans increased year-over-year primarily due to weakness in energy, but remained flat quarter-over-quarter
•
Line utilization remained relatively stable
2Q15
1Q16
2Q16
Average Loans
$83,253
$89,820
$92,154
30-89 Delinquencies
0.23%
0.21%
0.22%
90+ Delinquencies
0.05%
0.05%
0.05%
Nonperforming Loans
0.11%
0.52%
0.53%
$ in millions
20%
24%
28%
32%
36%
Revolving Line Utilization Trend
$83,253
$84,704
$86,803
$89,820
$92,154
0.20%
0.33%
0.29%
0.37%
0.34%
0.0%
0.5%
1.0%
1.5%
2.0%
0
25,000
50,000
75,000
100,000
2Q15
3Q15
4Q15
1Q16
2Q16
Average Loans
Net Charge
-offs Ratio

U.S. BANCORP  |
A&D
Construction
$770
Credit Quality –
Commercial Real Estate
Average Loans and Net Charge-offs Ratios
Key Statistics
Key Points
•
Average loans increased 1.3% year-over-year
•
Nonperforming loans remained at historically low levels
•
Recoveries within the CRE portfolio continued to offset loan charge-offs
$ in millions
Investor
$20,930
Owner
Occupied
$11,020
Multi-family
$3,698
Retail
$972
Residential
Construction
$2,220
Office
$1,034
Other
$2,344
* TDR = troubled debt restructuring
2Q15
1Q16
2Q16
Average Loans
$42,446
$42,401
$42,988
30-89 Delinquencies
0.12%
0.19%
0.11%
90+ Delinquencies
0.05%
0.04%
0.03%
Nonperforming Loans
0.41%
0.24%
0.24%
Performing
TDRs*
$240
$212
$185

U.S. BANCORP  |
Credit Quality –
Residential Mortgage
Average Loans and Net Charge-offs Ratios
Key Statistics
Key Points
•
Originations continued to be high credit quality (weighted average FICO 758, weighted average LTV 69%)
•
88% of the balances have been originated since the beginning of 2009; the origination quality metrics and performance to date have significantly outperformed prior vintages with similar seasoning
$ in millions
2Q15
1Q16
2Q16
Average Loans
$51,114
$54,208
$55,501
30-89 Delinquencies
0.38%
0.24%
0.28%
90+ Delinquencies
0.30%
0.31%
0.27%
1.50%
1.23%
1.12%
*Excludes GNMA loans, whose repayments are insured by the FHA or guaranteed by the Department of VA ($1,572 million in 2Q16)
Nonperforming
Loans

U.S. BANCORP  |
Credit Quality –
Credit Card
Average Loans and Net Charge-offs Ratios
Key Statistics
Key Points
•
Year-over-year growth in average loans of 14.3% driven, in part, by Fidelity portfolio acquisition at the end of 4Q15
•
Origination strength was driven by high credit quality accounts with a commitment weighted average FICO of 758
$ in millions
2Q15
1Q16
2Q16
Average Loans
$17,613
$20,244
$20,140
30-89 Delinquencies
1.16%
1.09%
1.15%
90+ Delinquencies
1.03%
1.10%
0.98%
Nonperforming Loans
0.09%
0.04%
0.02%

U.S. BANCORP  |
Credit Quality –
Home Equity
Average Loans and Net Charge-offs Ratios
Key Statistics
Key Points
•
High-quality originations (weighted average FICO on commitments was 766, weighted average CLTV 72%)
originated primarily through the retail branch network to existing bank customers on their primary residences
•
Net charge-offs ratio continued to decline, due to strong recoveries, on a linked quarter and year-over-year basis
$ in millions
2Q15
1Q16
2Q16
Average Loans
$15,958
$16,368
$16,394
30-89 Delinquencies
0.36%
0.39%
0.36%
90+ Delinquencies
0.25%
0.26%
0.24%
0.98%
0.80%
0.78%
Subprime: 1%
Wtd Avg LTV*: 89%
NCO: (2.25%)
Prime: 97%
Wtd
Avg
LTV*: 72%
NCO: (0.05%)
Other: 2%
Wtd Avg LTV*: 70%
NCO: 2.19%
*LTV at origination
Nonperforming
Loans

U.S. BANCORP  |
Credit Quality –
Retail Leasing
Average Loans and Net Charge-offs Ratios
Key Statistics
Key Points
•
Continued high-quality originations (weighted average FICO 785) support the portfolio’s stable credit profile
•
Delinquencies, nonperforming loans, and net charge-offs remained at very low levels
$ in millions
2Q15
1Q16
2Q16
Average Loans
$5,696
$5,179
$5,326
30-89 Delinquencies
0.17%
0.17%
0.18%
90+ Delinquencies
0.00%
0.02%
0.00%
0.04%
0.04%
0.04%
Nonperforming
Loans
* Manheim Used Vehicle Value Index source: www.manheimconsulting.com, January 1995 = 100, quarter value = average monthly ending values

U.S. BANCORP  |
Credit Quality –
Other Retail
Average Loans and Net Charge-offs Ratios
Key Statistics
Key Points
•
Overall growth continued to be driven by auto loans and installment, which were up 6.9% and 12.7%
year-over-year, respectively
•
Delinquency rates, nonperforming loans, and net charge-offs remained stable
$ in millions
2Q15
1Q16
2Q16
Average Loans
$25,415
$29,550
$29,748
30-89 Delinquencies
0.48%
0.42%
0.47%
90+ Delinquencies
0.10%
0.10%
0.10%
0.07%
0.08%
0.09%
Nonperforming
Loans

U.S. BANCORP  |
Credit Quality –
Auto Loans
Average Loans and Net Charge-offs Ratios
Key Statistics
Key Points
•
Continued growth in auto loans driven by high-quality originations in the indirect channel (weighted average FICO 772)
•
Net charge-offs seasonally improved on a linked quarter basis
$ in millions
2Q15
1Q16
2Q16
Average Loans
$15,609
$16,623
$16,690
30-89 Delinquencies
0.35%
0.39%
0.48%
90+ Delinquencies
0.02%
0.02%
0.03%
0.04%
0.07%
0.08%
Direct: 6%
Wtd Avg FICO: 748
NCO: 0.18%
Indirect: 94%
Wtd Avg FICO: 766
NCO: 0.32%
Auto loans are included in Other Retail category
Nonperforming
Loans

U.S. BANCORP  |
Non-GAAP Financial Measures
* Preliminary data. Subject to change prior to filings with applicable regulatory agencies.
(1) Includes goodwill related to certain investments in unconsolidated financial institutions per prescribed regulatory requirements.
(2) Includes net losses on cash flow hedges included in accumulated other comprehensive income (loss) and other adjustments.
(3) Includes higher risk-weighting for unfunded loan commitments, investment securities, residential mortgages, mortgage servicing rights and other adjustments.
(4) Primarily reflects higher risk-weighting for mortgage servicing rights.
June 30,
March 31,
December 31,
September 30,
June 30,
(Dollars in Millions, Unaudited)
2016
2016
2015
2015
2015
Total equity
$48,029
$47,393
$46,817
$45,767
$45,231
Preferred stock
(5,501)
(5,501)
(5,501)
(4,756)
(4,756)
Noncontrolling interests
(639)
(638)
(686)
(692)
(694)
Goodwill (net of deferred tax liability) (1)
(8,246)
(8,270)
(8,295)
(8,324)
(8,350)
Intangible assets, other than mortgage servicing rights
(796)
(820)
(838)
(779)
(744)
Tangible common equity (a)
32,847
32,164
31,497
31,216
30,687
Tangible common equity (as calculated above)
32,847
32,164
31,497
31,216
30,687
Adjustments (2)
133
99
67
118
125
Common equity tier 1 capital estimated for the Basel III fully implemented standardized and advanced approaches (b)
32,980
32,263
31,564
31,334
30,812
Total assets
438,463
428,638
421,853
415,943
419,075
Goodwill (net of deferred tax liability) (1)
(8,246)
(8,270)
(8,295)
(8,324)
(8,350)
Intangible assets, other than mortgage servicing rights
(796)
(820)
(838)
(779)
(744)
Tangible assets (c)
429,421
419,548
412,720
406,840
409,981
Risk-weighted assets, determined in accordance with prescribed transitional standardized approach regulatory requirements (d)
351,462
*
346,227
341,360
336,227
333,177
Adjustments (3)
3,079
*
3,485
3,892
3,532
3,532
Risk-weighted assets estimated for the Basel III fully implemented standardized approach (e)
354,541
*
349,712
345,252
339,759
336,709
Risk-weighted assets, determined in accordance with prescribed transitional advanced approaches regulatory requirements
271,495
*
267,309
261,668
248,048
245,038
Adjustments (4)
3,283
*
3,707
4,099
3,723
3,721
Risk-weighted assets estimated for the Basel III fully implemented advanced approaches (f)
274,778
*
271,016
265,767
251,771
248,759
Ratios *
Tangible common equity to tangible assets (a)/(c)
7.6

%
7.7

%
7.6

%
7.7

%
7.5

%
Tangible common equity to risk-weighted assets (a)/(d)
9.3

9.3

9.2

9.3

9.2

Common equity tier 1 capital to risk-weighted assets estimated for the
Basel III fully implemented standardized approach (b)/(e)
9.3
9.2
9.1
9.2
9.2
Common equity tier 1 capital to risk-weighted assets estimated for the
Basel III fully implemented advanced approaches (b)/(f)
12.0
11.9
11.9
12.4
12.4

U.S. Bancorp 2Q16 Earnings Conference Call July 15, 2016